UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2020

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street

Chicago, Illinois

(Address of Principal Executive Offices)

60607

(Zip Code)

(630) 623-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

On March 5, 2020, McDonald’s Corporation (the “Company”) issued an aggregate principal amount of U.S.$2,000,000,000 of the Company’s medium-term notes, pursuant to the Company’s existing medium-term notes program, as set forth in the Company’s Registration Statement on Form S-3 (Registration No. 333-226380), filed with the U.S. Securities and Exchange Commission and effective on July 27, 2018, and the related Prospectus and Prospectus Supplement, each dated July 27, 2018.

The Company issued the following tranches of its medium-term notes:

•	U.S.$500,000,000 of 1.450% Medium-Term Notes Due 2025, as described in Pricing Supplement No. 6, dated March 3, 2020;

•	U.S.$750,000,000 of 2.125% Medium-Term Notes Due 2030, as described in Pricing Supplement No. 7, dated March 3, 2020;

•	U.S.$750,000,000 of 3.265% Medium-Term Notes Due 2049, as described in Pricing Supplement No. 8, dated March 3, 2020;

A copy of the legal opinion of the Corporate Vice President, Associate General Counsel and Assistant Secretary of the Company relating to the issuance of an aggregate principal amount of U.S.$2,000,000,000 of the Company’s medium-term notes, as described herein, is filed as Exhibit 5 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

5	Legal Opinion of Denise A. Horne, Corporate Vice President, Associate General Counsel and Assistant Secretary of McDonald’s Corporation.

23	Consent of Denise A. Horne, Corporate Vice President, Associate General Counsel and Assistant Secretary of McDonald’s Corporation (included in the opinion filed as Exhibit 5 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: March 5, 2020	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President, Associate General Counsel and Assistant Secretary